UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 31, 2014

BREEDIT CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-168527

Delaware	98-0663823
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor, New York, NY	10005
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

During the periods set forth below, the Registrant issued and/or sold restricted shares of its common stock to individuals and entities as follows:
(i) On March 3, 2014 the Registrant issued a total of 1,000,000 shares (the "Shares") to 1 individual for bona fide services to the Registrant, which Shares were valued at an aggregate of $540,000 or $0.54 per Share, the closing price on the date of issuance;
(ii) From March 10, 2014 through April 1, 2014, the Registrant sold to 5 investors a total of 2,470,000 units (the "Units") at a price per Unit of $0.20 (the "Units"), each Unit comprised of one (1) Share and one (1) Class C Warrant, exercisable to purchase one (1) additional Share at a price of $0.35 for a period of 24 months;
(iii) From March 10, 2014 through April 1, 2014, the Registrant sold to 10 investors a total of 2,090,000 million units (the "Units") at a price per Unit of $0.21 (the "Units"), each Unit comprised of one (1) Share and one (1) Class C Warrant, exercisable to purchase one (1) additional Share at a price of $0.35 for a period of 24 months;
(iv) During the period from February 19, 2014 to March 4, 2014, the Registrant granted a total of 5,050,000 stock options (the "Options") to the Registrant's 4 directors/officers. The Options, which vest over the period of 3 years in 12 equal quarterly installments, are exercisable at a price of $0.05 per Share; and

The above-referenced issuances and sales were done without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions contained in Regulation S promulgated by the United States Securities and Exchange Commission (the "SEC") and Section 4(2) of the Act. Each of the investors and the individuals/entities that were issued shares for services were either "accredited investors" as that term is defined in Rule 501 promulgated by the SEC under Regulation D of the Act or sophisticated persons with sufficient knowledge about the Registrant and the risks associated with restricted securities in general.

Item 9.01 Financial Statements and Exhibits

The Registrant issued a press release on March 31, 2014 announcing that it had entered into a Joint Venture with " Sheifa Le'Haim," a leading Israeli Medicinal Cannabis Grower, for the purpose of breeding of unique and hybrid medicinal cannabis seeds. A copy of the press release is attached as exhibit 99.1 to this Form 8-K.

(b) The following documents are filed as exhibits to this report on Form 8-k or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
99.1	Press Release issued by BreedIt Corp. dated March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BreedIt Corp.

By:	/s/ Yoel Yogev
Name:	Yoel Yogev
Title:	Chief Executive Officer

Date: April 2, 2014